Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of March 2005.

/s/ Vincent A. Calarco
Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of March 2005.

/s/ George Campbell, Jr.
George Campbell, Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March 2005.

/s/ Gordon J. Davis
Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of March 2005.

/s/ Michael J. Del Giudice
Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of March 2005.

/s/ Joan S. Freilich
Joan S. Freilich

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of March 2005.

/s/ Ellen V. Futter
Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March 2005.

/s/ Sally Hernandez-Piñero
Sally Hernandez-Piñero

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March 2005.

/s/ Peter W. Likins
Peter W. Likins

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March 2005.

/s/ Eugene R. McGrath
Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March 2005.

/s/ Edward Rasmussen
Edward Rasmussen

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of March 2005.

/s/ Frederic V. Salerno
Frederic V. Salerno

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $1.95 billion of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March 2005.

/s/ Stephen R. Volk
Stephen R. Volk